UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2017

Item 1. Report to Shareholders

Emerging Europe Fund	April 30, 2017

The views and opinions in this report were current as of April 30, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging European equity markets produced solid gains in the six-month period ended April 30, 2017. In U.S. dollar terms, Russian stocks advanced more than 12%, as its economy emerged from recession in late 2016 and as the ruble strengthened, helped by last year’s oil price rebound. Turkish stocks rose more than 7%, even though the country remained in a state of emergency following last July’s failed coup attempt, inflation remained stubbornly high, and the lira weakened. In central Eastern Europe, markets advanced as economic growth in the region remained very strong, helped by a pickup in growth in developed European economies.

PERFORMANCE COMPARISON

Your fund returned 10.80% in the first half of our fiscal year. As shown in the Performance Comparison table, the fund underperformed its benchmark, the MSCI Emerging Markets Europe Index. While our stock selection in Russia and Georgia helped our relative results, our significant underweighting in the strong Polish stock market and weak stock selection in Turkey were some of the major factors behind our underperformance. We have been underweighting Poland because of the limited selection of high-quality companies whose stocks are trading at reasonable valuations. In fact, Polish stock valuations are at a premium versus the region. As for Turkey, our holdings were hurt by the political uncertainty ahead of the mid-April constitutional referendum—in which voters narrowly agreed to have an executive presidency with expanded powers—and by the economy growing at a rate below its full potential, in part, because of the state of emergency. Now that the referendum has passed, we believe that investment and economic growth would benefit greatly if President Recep Tayyip Erdogan lifted the state of emergency and began focusing on fiscal matters and much-needed reforms.

Russia
Russian stocks rose more than 12% in the last six months. The economy finally emerged from a long recession in late 2016, though gross domestic product (GDP) growth is still rather anemic, and consumer activity remains weak. We expect growth to be in the 1.0% to 1.5% range in 2017. The economy, which remains heavily dependent on oil production and exports, has benefited from the rebound in oil prices since they bottomed below $30 per barrel in early 2016. In fact, Russia is cooperating with the Organization of the Petroleum Exporting Countries (OPEC), which agreed to cut production at the beginning of 2017, to help stabilize global oil prices, currently around $50 per barrel. The rate of inflation has been falling, and the central bank reduced interest rates in March and April. Further rate cuts are likely this year and next—which would be a plus for the economy and the equity market—though the central bank may act slowly to keep real (inflation-adjusted) interest rates high and to keep inflation under control. Ukraine-related economic sanctions remain in place, however, which was disappointing to investors hoping that the new U.S. President, Donald Trump, would ease or lift U.S. sanctions early in his administration. We believe sanctions are likely to remain in place for the foreseeable future.

At 61% of assets, Russia is our largest country allocation, and we have increased our exposure over the last six months, going from an underweight to an overweight versus the benchmark. At present, many of our Russian holdings fall into one of two categories: fast-growing and market leading domestic companies, such as food retailers X5 Retail Group and Magnit, and companies with high levels of free cash flow and high dividend yields, including Lukoil, utility company Unipro, and fertilizer company PhosAgro. X5 was one of the portfolio’s top contributors in the last six months. The company recently reported another quarter of solid profitability and strong year-to-date sales growth, and we believe 2017 will be another favorable year for the company, despite a challenging consumer environment. Lukoil, an integrated oil and gas company, was another solid contributor, and we added to our position in the last few months. We believe the company has strong potential to increase its production growth in the next few years. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Sberbank of Russia was, by far, our top contributor to fund performance. The company, which is one of the best managed in Russia, is like a proxy for the entire market: it is often highly geared to oil price movements, the ruble, and the country’s general macroeconomic performance. Its fundamentals are excellent—hence the reason it is our largest position, at 16% of assets—and its 2017 outlook is solid, with loan growth expected to gradually pick up. Despite its strong performance, the stock is still very attractively valued, so we are comfortable maintaining a large stake.

During our reporting period, we trimmed our X5 position to purchase Mobile TeleSystems. This leading wireless operator, which pays a very attractive dividend, rebounded sharply from depressed levels. We locked in significant gains by eliminating it immediately after our reporting period ended. Also, we trimmed our stake in natural gas producer Novatek—another top contributor in the last six months—to purchase oil and gas company Tatneft, a new holding. Like Lukoil, Tatneft generates a healthy amount of free cash flow, and it recently announced substantially higher dividend payout plans. In addition, we are encouraged that Tatneft has started to pay more attention to investor relations and transparency.

Turkey
In U.S. dollar terms, Turkish stocks rose by more than 7% in the last six months. The economy is expanding, helped by strengthening European economies, but businesses have been postponing investments amid continuing political uncertainty. Rising interest rates have also been weighing on the economy. Late in our reporting period, some of the political uncertainty dissipated following President Erdogan’s constitutional referendum to create an executive presidency.

We continue to like Turkey over the long term due to its favorable demographics, entrepreneurial culture, and strong banking sector, among other factors. However, our Turkey allocation has decreased from roughly 17% to 13% in the last six months, increasing the size of our underweight. This is partly due to our reduction of positions and partly due to the underperformance of the market. We are concentrating on what we believe to be the highest-quality names, especially in the banking sector. For example, we eliminated Turkiye Halk Bankasi, a lower-quality state-owned bank with questionable lending practices and risks of accelerating nonperforming loans, in favor of conservatively managed Akbank. The company reported strong 2016 financial results, and its return on equity (ROE) expansion was perhaps the strongest among all banks in the emerging markets universe last year. We also trimmed our stake in Turkiye Garanti Bankasi due to economic and political concerns.

Lira weakness versus the dollar was a major factor behind the underperformance of several Turkish holdings, including insurance company Avivasa Emeklilik Ve Hayat, software developer Logo Yazilim Sanayi Ve Ticaret, and drug distributor Selcuk Ecza Deposu Ticaret ve Sanayi. However, we like their long-term potential and are maintaining our positions. Food retailer BIM Birlesik Magazalar also sagged over the last six months, but it has had a strong pickup recently due to higher food inflation as well as positive traffic numbers helping its earnings. Also, increasing free cash flow boosts the potential for BIM to increase its dividend payouts.

Central Eastern Europe
Central European economies are among the strongest in our investment universe, but we are underweighting the region because finding higher-quality companies with reasonable valuations has been difficult. Much of our exposure is in Poland and Romania. In the Czech Republic, we only own Moneta Money Bank, which offers an attractive yield; in Hungary, our only investments are OTP Bank, which continued to perform well in the last six months, and Wizz Air Holdings. We trimmed our OTP position, as its valuation was looking fuller.

The Polish market surged 31%, driven by financials and cyclical companies, so our underweight hurt the fund’s relative performance, as mentioned earlier. While most Polish banks are trading at a premium to their peers in the region, we established a position in Bank Pekao, the country’s highest-quality bank, during our reporting period. Bank Pekao offers an attractive dividend yield and a reasonable valuation, having underperformed other Polish banks recently. The company should benefit from a rising ROE in the years ahead as interest rates are expected to rise. In addition, Bank Pekao, like other Polish banks, is likely to continue passing on the costs of the new banking tax to consumers. Our stake in shoe retailer CCC did well over the last six months, helped by a healthy consumer environment. While we still like the company’s long-term prospects, we trimmed our position because its valuation appeared to be full. Another strong Polish performer was restaurant chain AmRest Holdings, a well-managed and fast-growing company that has business in other Central European countries and is expanding into Western Europe.

Romania, which is not represented in our MSCI benchmark, has one of the fastest-growing economies in the region—around 4% on an annualized basis. We are watching Romania carefully, however, as there may be some signs of overheating. Still, we like prospects for leading financial companies such as Banca Transilvania and BRD—Groupe Societe Generale, both of which produced good returns in the last six months. A new portfolio holding is MedLife, which we bought at the time of its initial public offering in late 2016. As the largest private health care provider in a country with a poorly managed public health care system, the company is well positioned, with strong competitive advantages and direct exposure to the country’s rising consumer class. We eliminated investment fund Fondul Proprietatea in favor of better investment opportunities elsewhere.

Greece
Although the Greek stock market rose sharply in the last six months, it is largely unattractive to us, given the poor economic outlook and the country’s deep debts and reliance on financial assistance from major institutional creditors. Bank stocks, however, are trading at low valuations, so we have maintained very small positions in four banks: National Bank of Greece, Piraeus Bank, Eurobank Ergasias, and Alpha Bank.

Frontier Markets
We have a few small investments in frontier markets on the periphery of our investment universe, such as Ukraine and Georgia. These investments offer long-term growth potential and help us diversify the portfolio beyond the countries in the benchmark. Over the last six months, we maintained our position in Ukrainian poultry producer MHP, a quality company with a low price/earnings multiple. However, we eliminated Halyk Savings Bank of Kazakhstan. Although the bank has a solid capital position, its plans to merge with another bank could hurt its earnings outlook and balance sheet and is unlikely to benefit Halyk’s shareholders.

We like the Georgian market: The economy is likely to grow at a 4% annualized rate this year, the government is pro-business, and tax reforms are providing incentives to invest. Two of our Georgian investments were Bgeo (formerly Bank of Georgia Holdings) and TBC Bank, both of which did well. Our position in Georgia Healthcare appreciated over the last six months, but we trimmed our position because its valuation looked fairly full following strong performance over the last year.

OUTLOOK

While the fund’s underperformance versus its index in the last six months was disappointing, we are maintaining a longer-term perspective and continuing to focus on companies that we believe are reasonably valued and have solid earnings growth potential over time. Many stock valuations in emerging Europe are compelling, and the region currently offers the lowest valuations within the entire emerging markets universe. We continue to take advantage of market volatility to add to our high-conviction names at attractive prices.

While the Russian equity market has rebounded with oil prices, a stronger ruble, and an improving economy over the last year, we believe that overall valuations are appealing and that the market has additional upside potential, helped also by expected future interest rate cuts. In addition, Russia is one of the most attractive emerging markets for investors seeking dividend yields. While the economy remains closely tied to oil prices and the recovery is expected to be slow, we believe the worst is certainly behind us.

We are somewhat cautious about Turkey, which extended its state of emergency for another three months near the end of our reporting period and whose president continues to amass power. We believe that Turkey could unlock some of its economic potential if the government ended the state of emergency and focused on reforms that encourage companies to resume investing.

Central Eastern Europe is benefiting from European Union economic improvement, rising wages, a strengthening consumer environment, and a return of inflation that is lifting interest rates—which is good for banks and other lenders. We like Romania in particular and believe that it could be reclassified as an emerging market in the next few years. Poland’s large-cap stock valuations are at a premium, so we are looking for attractively valued mid-cap Polish names to benefit from the country’s economic strength.

As always, we would like to remind our investors that this fund has a high risk/return profile. Because of its narrow geographic focus and relatively small number of holdings, the fund can be extremely volatile and should represent only a small portion of a long-term investor’s well-diversified portfolio.

Thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Ulle Adamson
Portfolio manager

May 17, 2017

The portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE EMERGING EUROPE FUND

Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the stock market or because of factors that affect a particular company or industry.

Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities and may lose value because of adverse local, political, social, or economic developments overseas or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices and regulatory and financial reporting standards that differ from those of the U.S.

The risks of international investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. In addition to all of the risks of investing in international developed markets, emerging markets are more susceptible to governmental interference, local taxes being imposed on international investments, restrictions on gaining access to sales proceeds, and less liquid and less efficient trading markets. Frontier markets generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Because the fund concentrates its investments in a particular geographic region, the fund’s performance is closely tied to the social, political, and economic conditions within that region. Political developments and changes in regulatory, tax, or economic policy in particular countries within the region could significantly affect the markets in those countries as well as the entire region. As a result, the fund is likely to be more volatile than more geographically diverse international funds.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

MSCI Emerging Markets Europe Index: An index that tracks the performance of stocks in several emerging European markets.

Return on equity (ROE): A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/17
Sberbank of Russia, Russia	16.0%
Lukoil, Russia	9.8
Magnit, Russia	6.1
X5 Retail Group, Russia	5.6
Tatneft, Russia	4.7
Novatek, Russia	3.0
Akbank, Turkey	2.9
EPAM Systems, United States	2.6
BIM Birlesik Magazalar, Turkey	2.2
MD Medical Group Investments, Russia	2.1
TBC Bank, Georgia	2.1
Yandex, Russia	2.0
OTP Bank, Hungary	1.9
Ulker Biskuvi Sanayi, Turkey	1.8
Mail.Ru, Russia	1.8
Bgeo, Georgia	1.8
Turkiye Garanti Bankasi, Turkey	1.8
Mobile TeleSystems, Russia	1.7
Wizz Air Holdings, Hungary	1.5
AmRest Holdings, Poland	1.5
Georgia Healthcare, Georgia	1.5
Emlak Konut Gayrimkl Yatirim Ortak, Turkey	1.5
BRD-Groupe Societe Generale, Romania	1.4
Banca Transilvania, Romania	1.3
CCC, Poland	1.3
Total	79.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
CZECH REPUBLIC 1.2%		
Common Stocks 1.2%		
Moneta Money Bank	615,594	1,991
Total Czech Republic (Cost $1,936)		1,991
GEORGIA 5.3%		
Common Stocks 5.3%		
Bgeo (GBP)	66,107	3,077
Georgia Healthcare (GBP) (1)	559,613	2,576
TBC Bank (GBP) (1)	167,271	3,519
Total Georgia (Cost $4,902)		9,172
GREECE 2.5%		
Common Stocks 2.5%		
Alpha Bank (1)	739,082	1,574
Eurobank Ergasias (1)	930,869	750
National Bank of Greece (1)	4,190,927	1,305
Piraeus Bank (1)	3,396,857	722
Total Greece (Cost $5,754)		4,351
HUNGARY 3.4%		
Common Stocks 3.4%		
OTP Bank	115,291	3,242
Wizz Air Holdings (GBP) (1)	115,798	2,649
Total Hungary (Cost $4,705)		5,891
KAZAKHSTAN 0.2%		
Common Stocks 0.2%		
Kazakhstan Kagazy, GDR (USD) (1)(2)(3)(4)	327,395	324
Total Kazakhstan (Cost $16,621)		324

POLAND 6.0%

Common Stocks 6.0%

AmRest Holdings (1)	27,202	2,577
Atrium European Real Estate (EUR)	359,126	1,512
Bank Pekao	59,131	2,143
Bank Zachodni WBK (1)	19,372	1,778
Ccc	37,977	2,196
Total Poland (Cost $8,815)		10,206

ROMANIA 3.3%

Common Stocks 3.3%

Banca Transilvania	3,444,983	2,281
BRD-Groupe Societe Generale	825,751	2,384
MedLife (1)	132,863	998
Total Romania (Cost $4,937)		5,663

RUSSIA 60.5%

Common Stocks 60.5%

Acron	23,725	1,396
Bank Saint Petersburg (USD)	1,453,801	1,616
Detsky Mir (1)	1,172,780	1,864
Etalon, GDR (USD)	487,783	1,877
Lukoil	339,158	16,806
Magnit	66,321	10,227
Magnit, GDR (USD)	6,568	230
Mail.Ru, GDR (USD) (1)	117,171	3,084
MD Medical Group Investments, GDR (USD)	350,000	3,642
MMC Norilsk Nickel, ADR (USD)	138,582	2,129
Mobile TeleSystems, ADR (USD)	278,000	2,869
Moscow Exchange	691,560	1,398
Novatek, GDR (USD)	43,042	5,211
PhosAgro, GDR (USD)	126,738	1,869

Sberbank of Russia	6,153,160	17,872
Sberbank of Russia, ADR (USD)	799,080	9,527
Tatneft	1,214,550	8,044
Unipro	25,061,000	1,110
X5 Retail Group, GDR (USD) (1)	270,926	9,550
Yandex, A Shares (USD) (1)	127,700	3,481
Total Russia (Cost $76,104)		103,802

SWEDEN 1.2%

Common Stocks 1.2%

Vostok New Ventures, GDR (1)(5)	270,982	2,111
Total Sweden (Cost $1,410)		2,111

TURKEY 13.3%

Common Stocks 13.3%

Akbank	1,865,341	4,993
Avivasa Emeklilik Ve Hayat	206,678	1,142
BIM Birlesik Magazalar	233,572	3,815
Emlak Konut Gayrimkl Yatirim Ortakligi	3,026,895	2,513
Logo Yazilim Sanayi Ve Ticaret (1)	121,992	1,996
Selcuk Ecza Deposu Ticaret ve Sanayi	2,132,074	2,173
Turkiye Garanti Bankasi	1,126,146	3,040
Ulker Biskuvi Sanayi	549,612	3,122
Total Turkey (Cost $19,580)		22,794

UKRAINE 0.6%

Common Stocks 0.6%

MHP, GDR (USD)	93,828	966
Total Ukraine (Cost $1,407)		966

UNITED STATES 2.6%		
Common Stocks 2.6%		
EPAM Systems (1)	58,800	4,528
Total United States (Cost $4,193)		4,528
SHORT-TERM INVESTMENTS 0.0%		
Money Market Funds 0.0%		
T. Rowe Price Government Reserve Fund, 0.72% (3)(6)	1,027	1
Total Short-Term Investments (Cost $1)		1
SECURITIES LENDING COLLATERAL 0.1%		
Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank 0.1%		
Short-Term Funds 0.1%		
T. Rowe Price Short-Term Fund, 0.88% (3)(6)	14,604	146
Total Investments through Securities Lending Program with JPMorgan Chase Bank		146
Total Securities Lending Collateral (Cost $146)		146
Total Investments in Securities		
100.2% of Net Assets (Cost $150,511)		**$ 171,946**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $324 and represents 0.2% of net assets.

(3) Affiliated Company

(4) Level 3 in fair value hierarchy. See Note 2.

(5) All or a portion of this security is on loan at April 30, 2017 -- total value of such securities at period-end amounts to $139. See Note 3.

(6) Seven-day yield

ADR American Depository Receipts

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $150,511)	$ 171,946
Dividends receivable	159
Foreign currency (cost $80)	80
Receivable for shares sold	74
Due from affiliates	20
Other assets	153
Total assets	172,432
Liabilities	
Obligation to return securities lending collateral	146
Investment management fees payable	144
Due to affiliates	74
Payable for shares redeemed	55
Payable to directors	1
Other liabilities	336
Total liabilities	756
NET ASSETS	$ 171,676
Net Assets Consist of:	
Accumulated net investment loss	$ (115)
Accumulated undistributed net realized loss	(214,334)
Net unrealized gain	21,434
Paid-in capital applicable to 12,382,010 shares of $0.01 par value capital stock outstanding; 18,000,000,000 shares of the Corporation authorized	364,691
NET ASSETS	$ 171,676
NET ASSET VALUE PER SHARE	
Investor Class ($171,411,285 / 12,362,892 shares outstanding)	$ 13.86
I Class ($265,144 / 19,118 shares outstanding)	$ 13.87

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 4/30/17
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $83)	$ 1,257
Securities lending	4
Total income	1,261
Expenses	
Investment management	875
Shareholder servicing	
Investor Class	303
Prospectus and shareholder reports	
Investor Class	18
Custody and accounting	93
Registration	24
Legal and audit	19
Directors	1
Miscellaneous	30
Waived / paid by Price Associates	(36)
Total expenses	1,327
Net investment loss	(66)
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	4,858
Foreign currency transactions	1
Net realized gain	4,859
Change in net unrealized gain / loss	
Securities	12,444
Other assets and liabilities denominated in foreign currencies	2
Change in net unrealized gain / loss	12,446
Net realized and unrealized gain / loss	17,305
INCREASE IN NET ASSETS FROM OPERATIONS	$ 17,239

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Europe Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in the emerging market countries of Europe. The fund has two classes of shares: the Emerging Europe Fund (Investor Class) and the Emerging Europe Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2017:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2017, totaled $0 for the six months ended April 30, 2017.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund may invest, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries; at period-end, approximately 92% of the fund’s net assets were invested in emerging markets and 4% in frontier markets. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

In response to political and military actions undertaken by Russia, the U.S., European Union, and other jurisdictions have instituted various sanctions against Russia. These sanctions and additional sanctions, if issued, could have adverse consequences for the Russian economy, including a weakening or devaluation of the ruble, a downgrade in the country’s credit rating, and a significant decline in the value and liquidity of securities issued by Russian companies or the Russian government. Sanctions could impair a fund’s ability to invest in accordance with its investment program, to determine the overall value of its net assets, and to sell holdings as needed to meet shareholder redemptions. At April 30, 2017, approximately 60% of the fund’s net assets were invested in Russian securities; on that date, none of the fund’s investments were in securities issued by entities subject to sanctions.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2017, the value of loaned securities was $139,000; the value of cash collateral and related investments was $146,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $29,898,000 and $37,545,000, respectively, for the six months ended April 30, 2017.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of October 31, 2016, the fund had $218,161,000 of available capital loss carryforwards, which expire as follows: $164,340,000 in fiscal 2017, and $7,949,000 in fiscal 2018; $45,872,000 have no expiration.

At April 30, 2017, the cost of investments for federal income tax purposes was $150,511,000. Net unrealized gain aggregated $21,434,000 at period-end, of which $47,090,000 related to appreciated investments and $25,656,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2017, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until February 28, 2019, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses to exceed the I Class limit in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, $36,000 of expenses were waived/paid by Price Associates during the six months ended April 30, 2017 and remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended April 30, 2017, expenses incurred pursuant to these service agreements were $42,000 for Price Associates; $207,000 for T. Rowe Price Services, Inc.; and $7,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under these agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended April 30, 2017, the fund was allocated $4,000 of Spectrum Funds’ expenses. Of these amounts, $3,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these agreements is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Less than $1,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2017, approximately 5% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Government Reserve Fund, the T. Rowe Price Treasury Reserve Fund, or the T. Rowe Price Short-Term Fund (collectively, the Price Reserve Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Funds pay no investment management fees.

As of April 30, 2017, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 18,911 shares of the I Class, representing 99% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2017, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - SUBSEQUENT EVENT

Effective May 1, 2017, Price Associates will implement an additional tier in the graduated fee schedule for the group fee rate, whereby a rate of 0.265% will be applied for combined net assets of the group in excess of $650 billion.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In that regard, at an in-person meeting held on March 6–7, 2017 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and Subadvisor and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with the Advisor and Subadvisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price Funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2016, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price Funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price Funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor with respect to the fund’s I Class). At the Meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2017. With the new breakpoint, the group fee rate will decline to 0.265% when the combined average net assets of the applicable T. Rowe Price Funds exceed $650 billion. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and non-management expenses of the Investor Class of the fund to a group of competitor funds selected by Broadridge (Investor Class Expense Group); and (ii) total expenses, actual management fees, and non-management expenses of the Investor Class of the fund to a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflects the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the third quintile (Investor Class Expense Group), the fund’s actual management fee rate ranked in the fourth quintile (Investor Class Expense Group and Expense Universe), and the fund’s total expenses ranked in the fifth quintile (Investor Class Expense Group and Expense Universe). The Board requested additional information from management with respect to the fund’s relative actual management fee and total expenses ranking in the fourth quintile and fifth quintile, respectively, for the Investor Class Expense Group and Expense Universe and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account, and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price Funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 15, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date June 15, 2017